EXHIBIT 10.4



CLASS C CONFIRMATION

                              Confirmation to the
                  1992 ISDA Master{reg-trade-mark} Agreement
                    relating to the Class C Swap Agreement
                               Dated 19 June 2003

GRACECHURCH CARD FUNDING (NO. 4) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 4) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of [{circle}] June 2003, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Party A:                          Barclays Bank PLC

      Party B:                          Gracechurch Card Funding (No. 4) PLC

      Trade Date:                       [{circle}] June 2003

      Effective Date:                   19 June 2003;  provided,  however,  that
                                        effectiveness is subject to the issuance of the Notes and the receipt by the Series 03-2 Issuer on or prior to 19
                                        June 2003 of unconditional confirmation that upon issue the Class C Notes will be rated Baa1 by Moody's and BBB by Standard & Poor's.

      Termination Date:                 15 June 2006,  subject to  adjustment in
                                        accordance  with the Following  Business
                                        Day

                                        Convention,  and subject to  adjustment
                                        in accordance with Section 3.3 below

      Business Days for USD:            A day other than  a  Saturday, a Sunday
                                        or a day on which banking  institutions
                                        in  London,  England  or New York,  New
                                        York are authorised or  obliged  by law
                                        to be closed

      Business Days for GBP:            Any day other than a Saturday, a Sunday
                                        or  a day on which banking institutions
                                        in London,  England  or  New  York, New
                                        York are authorised or obliged  by  law
                                        to be closed

      Calculation Agent                 Party A

      INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

      Party A Initial Exchange Amount:  GBP [{circle}]

      Party A Initial Exchange Date:    Effective Date

      Party A Final Exchange Amount:    Party   A   Currency   Amount   on  the
                                        Termination Date

      Party A Final Exchange Date:      Termination Date

      Party B Initial Exchange Amount:  USD  [{circle}]

      Party B Initial Exchange Date:    Effective Date

      Party B Final Exchange Amount:    Party   B   Currency   Amount   on  the
                                        Termination Date

      Party B Final Exchange Date:      Termination Date

      PARTY A FLOATING RATE AMOUNTS

      Party A Floating Rate Payer:      Party A

      Party A Currency Amount:          USD     [900,000,000]    (subject    to
                                        adjustment during the Redemption Period
                                        as set out herein)

      Party A Floating Rate Payer
      Period End Dates:                 The 15th  day  of  each  calendar month
                                        from  and including 15 August  2003
                                        to and  including the Termination Date,
                                        in each case  subject  to adjustment in
                                        accordance with the Following  Business
                                        Day Convention

      Party A Floating Rate Payer
      Payment Dates:                    Each Party A Floating Rate Payer Period
                                        End  Date.   Party  A  will  provide  a
                                        clearing system notice as to the amount
                                        to  be  paid  on  each Party A Floating
                                        Rate Payer Payment Date 2 Business Days
                                        prior  to each such  Party  A  Floating
                                        Rate Payer Payment Date

      Party A Floating Rate Option:     LIBOR  for   USD   as   calculated   in
                                        accordance  with  Condition  5  of  the
                                        Conditions  for the Notes, provided for
                                        the first Calculation  Period the Party
                                        A  Floating  Rate  Option shall  be  an
                                        interpolated  rate for  [{circle}]  and
                                        [{circle}] month  [note  to  draft: add
                                        appropriate     interpolation]    LIBOR
                                        calculated in accordance with Condition
                                        5 of the Conditions  for the Notes; and
                                        provided further that  any reference to
                                        "London Banking Day" in  the  Agreement
                                        shall  not  be  utilised in calculating
                                        the  Party A Floating  Rate  Option  in
                                        respect  of any Reset Date and shall be
                                        read  instead   as   a   reference   to
                                        "quotation    date"   as   defined   in
                                        Condition 5 of  the  Conditions for the
                                        Notes

      Calculation Periods for Party A
      Floating Rate Amounts:            Each period  from,  and  including,  the
                                        Party A Floating  Rate Payer  Period End
                                        Date  to,   but   excluding,   the  next
                                        following  Party A  Floating  Rate Payer
                                        Period End Date, provided that (a) the first such Calculation Period for Party
                                        A Floating Rate Amounts shall be from, and including, the Effective Date to, but excluding 15 August 2003 and (b) the last such Calculation Period for Party A
                                        Floating Rate Amounts shall end on, but exclude, the Termination Date

      Designated Maturity:              1 month, provided that in respect of the
                                        first Calculation Period, it shall be for the period from (and including) 19
                                        June  2003  to (but excluding) 15 August
                                        2003.

      Spread:                           [{circle}]%

      Party A Floating Rate
      Day Count Fraction:               Actual/360  as calculated in accordance
                                        with Condition  5 of the Conditions for
                                        the Notes

      Reset Dates:                      First day of each Calculation Period

      PARTY B FLOATING RATE AMOUNTS

      Party B Floating Rate Payer:      Party B

      Party B Currency Amount:          GBP [{circle}] (subject  to  adjustment
                                        during the Redemption Period as set out
                                        below)

      Party B Floating Rate Payer
      Period End Dates:                 The   15th   day  of  each  [{circle}],
                                        [{circle}], [{circle}]  and  [{circle}]
                                        to and including the Termination  Date,
                                        in  each case subject to adjustment  in
                                        accordance   with:  (a)  the  Following
                                        Business Day Convention,  and  (b)  the
                                        Redemption  Period  as  set  out  below
                                        (following  which  the Party B Floating
                                        Rate Payer Period End Date shall be the
                                        Amended  Party  B Floating  Rate  Payer
                                        Period End Date)

      Party B Floating Rate Payer
      Payment Dates:                    15 August 2003 and  thereafter  the 15th
                                        day  of  each  calendar   month  to  and
                                        including the Termination  Date, in each
                                        case subject to adjustment in accordance
                                        with   the   Following    Business   Day
                                        Convention

      Party B Floating Rate Option:     GBP-LIBOR-BBA calculated  in accordance
                                        with  the  Series  03-2  Class  A  Debt
                                        Amount,  and  utilising  the  Moneyline
                                        Telerate    Page   specified   therein,
                                        provided that  in  respect of the first
                                        Calculation Period the Party B Floating
                                        Rate   Option   shall   be   a   linear
                                        interpolation   of   the  GBP-LIBOR-BBA
                                        rates for the first Calculation  Period
                                        and  calculated in accordance with  the
                                        Series 03-2 Class A Debt Amount

      Calculation Periods for Party B
      Floating Rate Amounts:            Each period  from,  and  including,  one
                                        Party B Floating  Rate Payer  Period End
                                        Date  to,   but   excluding,   the  next
                                        following  Party B  Floating  Rate Payer
                                        Period End Date, provided that the first such Calculation Period for Party B
                                        Floating Rate Amounts shall be from, and including, the Effective Date to, but excluding, 15 August 2003, (b) the last such Calculation Period for Party B
                                        Floating Rate Amounts shall end on, but exclude, the Termination Date

       Designated Maturity:             In respect of (a) the first  Calculation
                                        Period,  the period from (and including)
                                        the Effective  Date to  (but  excluding)
                                        15  August   2003;   (b)   the    second
                                        Calculation Period, the period from (and
                                        including) 15   August   2003   to  (and
                                        excluding)  15  September 2003;  and (c)
                                        Calculation Periods thereafter, 3 months
                                        (subject  to   adjustment   during   the
                                        Redemption Period as set out below)


      Spread:                           [{circle}]%

      Party B Floating Rate
      Day Count Fraction:               A fraction, the numerator  of  which is
                                        the  actual  number  of  days  in  such
                                        Calculation  Period and the denominator
                                        of which is 365  (or 366 in the case of
                                        any Calculation Period ending in a leap
                                        year) as calculated  in accordance with
                                        the  interest  rate applicable  to  the
                                        Series 03-2 Class A Debt Amount

      Reset Dates:                      First day of each Calculation Period

3.    DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2    INTEREST DEFERRAL:

(A) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 03-2 Class A), and hence the amount of Party B Available Funds (Series 03-2 Class A), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 03-2 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee (and deposited in the Series 03-2 Distribution Account) on the related Distribution Date in respect of the Class A Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available Funds (Series 03-2 Class A) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 03-2 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 03-2 Class A) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-2 MTN Certificate).

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                 Deferred Interest Amount
             --------------------------------
             Aggregate Party B Payment Amount

       The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 03-2 Class A) and hence any Party B Make-up Funds (Series 03-2 Class A) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

       Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 03-2 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 03-2 Distribution Account in respect of either of the following:
       (a) the Class A Deficiency Amount (if and to the extent that the same is attributable to the Class A Monthly Finance Amount for any earlier Distribution Date); and (b) the Class A Additional Finance Amount (if and to the extent that the same is attributable to the Class A Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 03-2 Class
       A) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 03-2 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the

       Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 03-2 Class A) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-2 MTN Certificate.

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                 Additional Party B Amount
             --------------------------------
             Aggregate Party B Payment Amount

3.3   REDEMPTION PERIOD.

      On the earliest to occur of (a) the Series 03-2 Scheduled Redemption Date in the event that the Series 03-2 Class A Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

      The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in March 2010, and (b) the date upon which the Series 03-2 Class A Debt Amount is redeemed in full.

      From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

      During the Redemption Period:

      (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this
            Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and

      (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

       During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 03-2 Scheduled Redemption Date if the Redemption Trigger falls on the Series 03-2 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 03-2 Issuer Account and referable to the Series 03-2 Class A Debt Amount and credited to the Class A Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

       During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 03-2 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 03-2 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

       A = the Party A Currency Amount calculated on the Effective Date

       B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

       C = the Party B Currency Amount calculated on the Effective Date.

       On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

       If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 02-1 Distribution Account for Class A, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 03-2 Issuer Account and referable to the Series 03-2 Class A Debt Amount, on and with effect from on the Termination Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.    ACCOUNT DETAILS

Account for                               Barclays Bank PLC
Payments to                               SWIFT: BARCGB22
Party A in GBP:                           Sort code: 20-00-00
                                          Beneficiary: Barclays Swaps
                                          Beneficiary Account: 00152021


                                     - 8 -


Account for                               Barclays Bank PLC NY
Payments to                               SWIFT: BARCUS33
Party A in USD                            Beneficiary: Barclays Swaps and Options Group NY
                                          Beneficiary Account: 050-01922-8

Account for                               Barclays Bank PLC
Payments to                               Sort code: 20-19-90
Party B in GBP:                           Account number: [{circle}]

Account for                               Barclays Bank PLC
Payments to                               Sort code: 20-19-90
Party B in USD:                           Account number: [{circle}]


5.    CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

      Barclays Bank PLC
      Attention:          Derivatives Director, Legal Division (marked urgent)
      Telephone:          +44 20 7773 2224
      Fax No:             +44 20 7773 4932

6.    GOVERNING LAW:  England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                              BARCLAYS BANK PLC

                                 By:

                                 Title: Authorised Signatory

                              Confirmed as of the date first written:



                                 GRACECHURCH CARD FUNDING (NO. 4) PLC

                                 By:
                              Per pro SFM Directors (No. 2) Limited, as Director
                              Title: Authorised Signatory











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